EXHIBIT 99.1

SCHEDULE A

Threshold Price and
Waiver Discount Set		Pricing Period
Date	Payment Due Date	Commencement Date	Investment Date

December 26, 2002	January 2, 2003	January 3, 2003	January 22, 2003
January 29, 2003	February 4, 2003	February 5, 2003	February 24, 2003
February 27, 2003	March 5, 2003	March 6, 2003	March 24, 2003
March 27, 2003	April 2, 2003	April 3, 2003	April 22, 2003
April 29, 2003	May 5, 2003	May 6, 2003	May 22, 2003
May 29, 2003	June 4, 2003	June 5, 2003	June 23, 2003
June 26, 2003	July 2, 2003	July 3, 2003	July 22, 2003
July 30, 2003	August 5, 2003	August 6, 2003	August 22, 2003
August 27, 2003	September 3, 2003	September 4, 2003	September 22, 2003
September 29, 2003	October 3, 2003	October 6, 2003	October 22, 2003
October 30, 2003	November 5, 2003	November 6, 2003	November 24, 2003
November 26, 2003	December 3, 2003	December 4, 2003	December 22, 2003